                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                       TOP FIVE INDUSTRIES       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      21

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      26
     FUND OFFICERS AND IMPORTANT ADDRESSES      27

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio managers invested your money during this challenging time. In the following pages, you will find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY SOARED TO DIZZYING HEIGHTS IN THE FIRST HALF OF 2000 AND BEGAN A SHARP SLOWDOWN LATER IN THE YEAR THAT CONTINUED INTO 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.1 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN BROUGHT RECESSION FEARS TO THE FOREFRONT AND EFFECTIVELY QUASHED BUSINESS AND CONSUMER DEMAND, SPENDING ON EXPORTS AND MANUFACTURING ACTIVITY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS WERE LARGELY HELD IN CHECK AS CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY COMBINED TO CURB CONSUMER SPENDING. WITH THIS PROVERBIAL TIGHTENING OF THE PURSE STRINGS AND SINKING CONSUMER CONFIDENCE, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

DESPITE THIS DRAMATIC TURN OF EVENTS, THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS--REGISTERING 4.2 PERCENT IN FEBRUARY.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.5 PERCENT IN THE 12 MONTHS ENDED FEBRUARY 28. WITH INFLATION IN CHECK AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT MADE A SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, AND ANOTHER HIGHLY ANTICIPATED CUT OF 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING ON JANUARY 31, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY PREDICTED ADDITIONAL RATE CUTS FOR THE FIRST HALF OF 2001 AS THE FED TRIES TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2
Dec 00                                                                            1.1

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 1999--February 28, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Feb 99                                                                      4.75                               1.7
                                                                            4.75                               1.8
                                                                            4.75                               2.3
May 99                                                                      4.75                               2.1
                                                                             5.0                               2.0
                                                                             5.0                               2.1
Aug 99                                                                      5.25                               2.3
                                                                            5.25                               2.6
                                                                            5.25                               2.6
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2
                                                                             6.0                               3.8
                                                                             6.0                               3.1
May 00                                                                       6.5                               3.2
                                                                             6.5                               3.7
                                                                             6.5                               3.7
Aug 00                                                                       6.5                               3.4
                                                                             6.5                               3.5
                                                                             6.5                               3.4
Nov 00                                                                       6.5                               3.4
                                                                             6.5                               3.4
                                                                             5.5                               3.7
Feb 01                                                                       5.5                               3.5

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the consumer price index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -66.83%    -66.97%    -66.97%
-------------------------------------------------------------------------
Six-month total return(2)               -68.74%    -68.62%    -67.30%
-------------------------------------------------------------------------
One-year total return(2)                -70.73%    -70.73%    -69.51%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -10.50%    -10.17%     -7.84%
-------------------------------------------------------------------------
Commencement date                      07/26/99   07/26/99   07/26/99
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% on Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and C Shares is 1%.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--February 28, 2001)


1.   CIENA                       4.7%
     Develops systems to improve and
     expand data and telecommunications
     networks worldwide.

2.   CHECK POINT SOFTWARE
     TECHNOLOGIES                4.5%
     Provides Internet security by
     blocking viruses and other unwanted
     Web content.

3.   BEA SYSTEMS                 4.4%
     Provides software to update and
     upgrade older network computer
     systems.

4.   IDEC PHARMACEUTICALS        4.4%
     Develops pharmaceuticals for treating
     cancer and other diseases.

5.   JUNIPER NETWORKS            3.7%
     Produces hardware and software to
     route traffic on the Internet.

6.   COMVERSE TECHNOLOGY         3.5%
     Develops systems and software for
     multimedia communications and
     information processing applications.

7.   AMDOCS LIMITED              3.4%
     Supplies business management software
     to telecommunications providers
     worldwide.

8.   VERITAS SOFTWARE            3.0%
     Makes software designed to enhance
     electronic information storage.

9.   INVITROGEN                  2.6%
     Manufactures and distributes kits
     that enhance the cloning process.

10.  MANUGISTICS GROUP           2.5%
     Provides supply-chain software and
     services to businesses worldwide.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--February 28, 2001)

[BAR GRAPH]

Application Software                                                             13.1
Telecommunications Equipment                                                     12.4
IT Consulting & Services                                                          8.4
Information Technology                                                            7.4
Biotechnology                                                                     7.0

*Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TECHNOLOGY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED FEBRUARY 28, 2001. THE TEAM IS CO-LED BY SENIOR PORTFOLIO MANAGERS GARY LEWIS AND DAVID WALKER, WHO HAVE MANAGED THE FUND SINCE ITS INCEPTION. LEWIS HAS 21 YEARS OF EXPERIENCE IN THE INVESTMENT INDUSTRY, AND WALKER HAS 10 YEARS OF EXPERIENCE. THEY ARE JOINED BY SENIOR PORTFOLIO MANAGERS DUDLEY BRICKHOUSE, JANET LUBY, AND PORTFOLIO MANAGER MATTHEW HART. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

[PHOTO]            [PHOTO]           [PHOTO]           [PHOTO]           [PHOTO]

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE REPORTING PERIOD, AND HOW DID THE FUND PERFORM?

A   Encountering extreme pressure
under the strain of an economic slowdown, the technology sector declined precipitously for most of the period. Early in the period, the Federal Reserve Board policy was unaccommodating. The interest-rate increases from earlier in 2000 slowed the economy, and the markets did not react well. A drawn-out presidential election added to the turmoil, and unfortunately, the market did not regain steam once the results became final. By December, a feeling that "somebody turned out the lights" on the stock market permeated investor sentiment.

    Some nontechnology companies announced cuts in technology budgets, which crippled the outlook for technology companies. These technology companies in turn fell short of expectations. Often an entire tech industry group--or, at times, the whole market--fell in the wake of a single company's negative news. As the technology sector led the market to all-new highs in 1999 and early 2000, so too, it sunk the market to its lows in 2000 and early 2001. The dot-com darlings of 1999 announced layoffs and bankruptcies, which further detracted from investors' confidence in technology investing--even though dot-coms are only a small part of the whole sector. The initial public offering market dried up completely as venture capitalists became less willing to invest in fledgling companies. Panicked investors began selling technology stocks to lock in profits and avoid further losses.

    In an effort to stimulate the economy, the Fed made a surprise interest-rate cut early in January. However, the technology sector did not regain its footing. Instead of returning to companies with quality fundamentals, investors poured money into any company they believed would benefit from interest-rate changes. Generally, technology companies are not strongly tied to interest-rate cycles and, therefore, did not receive a boost from the friendlier Fed policy.

    In this unusual environment, the fund returned -66.83 percent for the six-month period ended February 28, 2001 (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower). Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. Please refer to the chart and footnotes on page 4 for additional fund performance results.

    By comparison, the fund's benchmark, the Pacific Stock Exchange (PSE) Technology Index returned -35.89 percent for the same period, reflecting the challenging period for the overall technology sector. The PSE Technology Index is a price-weighted, unmanaged, broad-based index composed of 100 listed and over-the-counter technology stocks from 15 different industries. This index is a technical composite that does not include commissions or fees that would be paid by an investor purchasing the securities the index represents. Such costs would lower performance. It is not possible to invest directly in an index.

Q   WHY HAS THE FUND'S PERFORMANCE
    DROPPED OFF SO SHARPLY DURING THE PAST SIX MONTHS?

A   We never make light of losses,
and we take our shareholder's trust seriously. We are committed to pursuing the fund's investment objective to the best of our abilities. We have identified three components to the fund's poor performance.

    First, our investment style was out of favor with investors during the period. The market is currently rewarding value-oriented companies with low P/E ratios and low growth rates, despite some companies having poor fundamentals. Many investors seemed to be "playing rates": rather than favoring the high-quality companies, investors seemed to prefer those that might benefit most from interest-rate declines--despite any weakness in the companies' underlying fundamentals. In contrast, our investment strategy seeks companies with rising earnings expectations and rising valuations. We do not vary our investment process based on short-term market fluctuations. As long-term investors, we remain disciplined in all market climates.

    Second, during the reporting period, we took sizable positions in the fund's holdings. In other words, we heavily weighted the fund's assets in its top 10 holdings. In retrospect, the fund might have been better served by holding more stocks than it held at the time. By weighting the fund as we did, poor performance among individual holdings was magnified during this volatile period. We took steps to address this, adjusting the portfolio during the period to include more stocks and, therefore, to become more broadly diversified.

    The third component to the fund's poor performance was just plain fear. Investors dumped technology holdings to stem the losses they had already realized without cutting entirely into 1999's gains.

Q   HOW DID YOU POSITION THE FUND
    IN A MARKET UNWILLING TO REWARD YOUR INVESTMENT STRATEGY OR UNIVERSE OF STOCKS?

A   Finding potential investment
candidates was not easy. As we mentioned, we seek companies with rising earnings estimates and rising valuations. During the period, however, we found that the market tended to reward companies with rising valuations and declining earnings estimates. This trend was not typical based on our historical research and experience. In our opinion, it was a case of companies going from worse to bad, rather than bad to worse. Even though the companies lowered their earnings, the preannouncements were better than what Wall Street analysts predicted. As a result, the companies' stock prices rose.

    Against the backdrop of this atypical trend, we found some opportunities to add more holdings. We further diversified assets among industries. (Of course, we are "bottom-up" stock pickers, which means we do not invest based on sectors or industries. We evaluate individual companies, and therefore, the industry weightings are residual of our stock-picking process.) We added companies from aerospace and defense as well as from biotechnology and pharmaceuticals. The fund's investment policy defines technology companies as companies that, according to our research, rely extensively on technology, science, or communications in their product development or operations. This flexibility may help mitigate some of the damage caused by the fund's "pure" technology holdings.

Q   WHAT WOULD YOU SAY TO
SHAREHOLDERS WHO MAY BE CONSIDERING SELLING FUND SHARES IN LIGHT OF ITS RECENT
    PERFORMANCE?

A   First and foremost, a concerned
shareholder should talk to his or her financial advisor. A financial advisor is familiar with an individual's investment goals, risk tolerance and tax situation. This year, many investors saw firsthand how volatile high-growth stocks, such as those in technology, can be. In addition, investors with nondiversified portfolios likely saw extreme losses as the market changed favor.

    We also believe in realistic thinking. Technology investing is not for everyone. Technology stocks are subject to extreme volatility. Many technology companies are relatively young, and rapid innovations can make technologies obsolete quickly.

    Finally, it is important to remember these two statements: We are long-term investors, and technology is not going away. In fact, in visiting management at different companies, we often ask questions such as, "Do you have enough bandwidth?" So far, we have not met a company that said it does. Right now, the challenge is that capital for funding growth and expansion is in short supply. We believe the demand for technology is there, but the current economic conditions have paused the momentum. Corporate executives are holding back on technology spending until the economy improves. We believe that technology cannot be ignored for long because technology can improve a company's operating efficiency as well as an individual's quality of life. In order to gain or maintain a competitive edge, companies will have to spend on technology. Similarly, have you ever heard of a consumer giving up a wireless phone without buying the newer, more advanced model or service?

Q   IF TECHNOLOGY CANNOT BE IGNORED
    FOR LONG, WHAT DO YOU SEE FOR THE SECTOR IN THE NEAR TERM?

A   As we mentioned, we are
optimistic about the long-term potential of technology stocks. We also recognize that the first half of 2001 will be challenging. But, when we look beyond the next few months, our outlook brightens. We believe that several factors may make the second half of the year an exciting time for technology investors.

    Notably, the Federal Reserve's more-friendly stance may spur growth in the economy. So far this year, we have seen a 100 basis point interest-rate cut; and we would not be surprised if the Fed trimmed rates another 50 basis points in upcoming months. (Note: The Fed did lower interest rates by 50 basis points on March 20, 2001.) The rate reductions that we have had thus far will not transform the economy overnight. Instead, we would expect that the rate decline could ripple across the economy during the next several months. Think of the economy as a giant oil tanker. You can spin the wheel--or change interest rates--but it will take some time for the boat to turn. Once it gets moving, though, the tanker may cover plenty of ground.

    We also believe that technology companies may benefit in the latter part of 2001 from improved investor sentiment, driven by better year-over-year performance. In the third and fourth quarters of 2000, the economy slowed from its previously brisk pace. This deceleration took a toll on corporate earnings, and many technology companies came up short. A year later, the scenario could be very different. If we see economic reacceleration during the third and fourth quarters of 2001, technology stocks could potentially respond vibrantly.

    We would also highlight that, since 1980, the market (as measured by the S&P 500 Index) has posted attractive gains over the one-year period following a rate decrease (source: Ned Davis Research). While past performance is no guarantee of future results, as growth-stock managers, we are encouraged by this data.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer D shares as well.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

PRICE-TO-EARNINGS (P/E) RATIO: The "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
COMMON STOCKS  87.1%
AEROSPACE & DEFENSE  3.1%
Boeing Co. .................................................    100,000   $  6,364,750
Lockheed Martin Corp. ......................................    225,000      8,428,500
United Technologies Corp. ..................................    200,000     15,582,000
                                                                          ------------
                                                                            30,375,250
                                                                          ------------
APPLICATION SOFTWARE  11.4%
BEA Systems, Inc. (a).......................................  1,000,000     38,375,000
i2 Technologies, Inc. (a)...................................    500,000     13,437,500
Interwoven, Inc. (a)........................................  1,075,000     17,804,687
Manugistics Group, Inc. (a).................................    700,000     21,700,000
Peregrine Systems, Inc. (a).................................    200,000      4,925,000
Rational Software Corp. (a).................................    150,000      5,240,625
Siebel Systems, Inc. (a)....................................    300,000     11,475,000
                                                                          ------------
                                                                           112,957,812
                                                                          ------------
BIOTECHNOLOGY  6.1%
IDEC Pharmaceuticals Corp. (a)..............................    675,000     38,053,125
Invitrogen Corp. (a)........................................    275,000     22,137,500
                                                                          ------------
                                                                            60,190,625
                                                                          ------------
CASINO & GAMING  2.2%
International Game Technology (a)...........................    400,000     21,600,000
                                                                          ------------

COMPUTER HARDWARE  0.5%
NetIQ Corp. (a).............................................    150,000      4,725,000
                                                                          ------------

COMPUTER STORAGE & PERIPHERALS  1.4%
EMC Corp. (a)...............................................    350,000     13,916,000
                                                                          ------------
ELECTRICAL COMPONENTS & EQUIPMENT  1.1%
DDi Corp. (a)...............................................    250,000      5,328,125
Flextronics International Ltd. -- ADR (Singapore) (a).......    200,000      5,300,000
                                                                          ------------
                                                                            10,628,125
                                                                          ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.3%
Jabil Circuit, Inc. (a).....................................    250,000      5,620,000
Newport Corp. ..............................................    350,000     17,106,250
                                                                          ------------
                                                                            22,726,250
                                                                          ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
HEALTH CARE DISTRIBUTORS & SERVICES  2.2%
Express Scripts, Inc. (a)...................................    150,000   $ 13,453,125
Lincare Holdings, Inc. (a)..................................    150,000      8,840,625
                                                                          ------------
                                                                            22,293,750
                                                                          ------------
HEALTH CARE EQUIPMENT  0.5%
Cytyc Corp. (a).............................................     75,000      4,704,847
                                                                          ------------

HEALTH CARE FACILITIES  0.8%
Tenet Healthcare Corp. (a)..................................    175,000      8,072,750
                                                                          ------------

HEALTH CARE SUPPLIES  1.3%
Allergan, Inc. .............................................    150,000     13,042,500
                                                                          ------------

INDUSTRIALS  1.9%
First Data Corp. ...........................................    300,000     18,528,000
                                                                          ------------

INFORMATION TECHNOLOGY  6.4%
Amdocs Ltd. (a).............................................    450,000     29,254,500
Art Technology Group, Inc. (a)..............................    225,000      5,470,312
Lam Research Corp. (a)......................................    450,000      9,675,000
Novellus Systems, Inc. (a)..................................    500,000     19,312,500
                                                                          ------------
                                                                            63,712,312
                                                                          ------------
INTERNET SOFTWARE & SERVICES  0.7%
Openwave Systems, Inc. (a)..................................    200,000      7,368,750
                                                                          ------------

IT CONSULTING & SERVICES  7.4%
Check Point Software Technologies Ltd.--ADR (Israel) (a)....    600,000     38,475,000
Electronic Data Systems Corp. ..............................    200,000     12,766,000
KPMG Consulting, Inc. (a)...................................     93,600      2,158,650
Netegrity, Inc. (a).........................................    125,000      5,546,875
SunGard Data Systems, Inc. (a)..............................    250,000     13,925,000
                                                                          ------------
                                                                            72,871,525
                                                                          ------------
MULTI-SECTOR HOLDINGS  1.3%
Alliant Techsystems, Inc. (a)...............................    150,000     12,712,500
                                                                          ------------

NETWORKING EQUIPMENT  4.2%
Brocade Communications Systems, Inc. (a)....................    250,000      9,703,125
Juniper Networks, Inc. (a)..................................    500,000     32,281,250
                                                                          ------------
                                                                            41,984,375
                                                                          ------------
PHARMACEUTICALS  5.7%
ALZA Corp. (a)..............................................    350,000     13,842,500
CIMA Labs, Inc. (a).........................................    175,000     10,193,750

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                    SHARES        VALUE
PHARMACEUTICALS (CONTINUED)
Forest Laboratories, Inc. (a)...............................    275,000   $ 19,120,750
King Pharmaceuticals, Inc. (a)..............................    300,000     13,770,000
                                                                          ------------
                                                                            56,927,000
                                                                          ------------
SEMICONDUCTOR EQUIPMENT  5.9%
Applied Materials, Inc. (a).................................    125,000      5,281,250
DuPont Photomasks, Inc. (a).................................    275,000     18,132,813
KLA Tencor Corp. (a)........................................    500,000     17,875,000
Photronics, Inc. (a)........................................    275,000      8,662,500
Ultratech Stepper, Inc. (a).................................    350,000      8,509,375
                                                                          ------------
                                                                            58,460,938
                                                                          ------------
SEMICONDUCTORS  2.6%
Celestica, Inc. (a).........................................    150,000      7,350,000
Marvell Technology Group Ltd. (a)...........................    300,000      5,962,500
Rudolph Technologies, Inc. (a)..............................    350,000     12,556,250
                                                                          ------------
                                                                            25,868,750
                                                                          ------------
SPECIALTY CHEMICALS  1.2%
Cabot Microelectronics Corp. (a)............................    200,000     12,112,500
                                                                          ------------

SYSTEMS SOFTWARE  6.1%
Autodesk, Inc. .............................................    150,000      5,693,745
BMC Software, Inc. (a)......................................    175,000      5,438,755
Micromuse, Inc. (a).........................................    375,000     15,398,438
Oracle Corp. (a)............................................    400,000      7,600,000
VERITAS Software Corp. (a)..................................    400,000     25,975,000
                                                                          ------------
                                                                            60,105,938
                                                                          ------------
TELECOMMUNICATIONS EQUIPMENT  10.8%
CIENA Corp. (a).............................................    600,000     40,312,500
Comverse Technology, Inc. (a)...............................    400,000     29,975,000
L-3 Communications Holdings, Inc. (a).......................     75,000      6,191,595
ONI Systems Corp. (a).......................................    400,000     13,450,000
Sonus Networks, Inc. (a)....................................    600,000     16,762,500
                                                                          ------------
                                                                           106,691,595
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  87.1%
(Cost $1,095,661,410)..................................................    862,577,092

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                                  VALUE

REPURCHASE AGREEMENT  15.9%
State Street Bank & Trust Co. ($156,855,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 02/28/01, to be sold on 03/01/01 at $156,878,005)
  (Cost $156,855,000)..................................................   $156,855,000
                                                                          ------------

TOTAL INVESTMENTS  103.0%
  (Cost $1,252,516,410)................................................   1,019,432,092

LIABILITIES IN EXCESS OF OTHER ASSETS  (3.0%)..........................    (29,213,551)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $990,218,541
                                                                          ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2001 (Unaudited)

ASSETS:
Total Investments, including repurchase agreement of
  $156,855,000 (Cost $1,252,516,410)........................  $1,019,432,092
Cash........................................................             867
Receivables:
  Investments Sold..........................................      85,763,024
  Fund Shares Sold..........................................       3,032,888
  Interest..................................................          23,005
  Dividends.................................................          13,500
Other.......................................................          18,711
                                                              --------------
    Total Assets............................................   1,108,284,087
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     110,847,070
  Fund Shares Repurchased...................................       4,648,779
  Distributor and Affiliates................................         998,894
  Investment Advisory Fee...................................         859,728
Accrued Expenses............................................         680,435
Trustees' Deferred Compensation and Retirement Plans........          30,640
                                                              --------------
    Total Liabilities.......................................     118,065,546
                                                              --------------
NET ASSETS..................................................  $  990,218,541
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,102,050,381
Accumulated Net Investment Loss.............................     (18,142,057)
Net Unrealized Depreciation.................................    (233,084,318)
Accumulated Net Realized Loss...............................    (860,605,465)
                                                              --------------
NET ASSETS..................................................  $  990,218,541
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $362,868,373 and 40,752,966 shares of
    beneficial interest issued and outstanding).............  $         8.90
    Maximum sales charge (5.75%* of offering price).........             .54
                                                              --------------
    Maximum offering price to public........................  $         9.44
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $488,586,993 and 55,526,123 shares of
    beneficial interest issued and outstanding).............  $         8.80
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $138,763,175 and 15,791,754 shares of
    beneficial interest issued and outstanding).............  $         8.79
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $     1,205,101
Dividends (Net of foreign withholding taxes of $4,748)......          120,244
                                                              ---------------
    Total Income............................................        1,325,345
                                                              ---------------
EXPENSES:
Investment Advisory Fee.....................................        8,172,695
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $835,980, $4,997,256 and $1,431,531,
  respectively).............................................        7,264,767
Shareholder Services........................................        3,032,706
Custody.....................................................           82,224
Legal.......................................................           61,068
Trustees' Fees and Related Expenses.........................           10,677
Other.......................................................          840,900
                                                              ---------------
    Total Expenses..........................................       19,465,037
    Less Credits Earned on Cash Balances....................           23,871
                                                              ---------------
    Net Expenses............................................       19,441,166
                                                              ---------------
NET INVESTMENT LOSS.........................................  $   (18,115,821)
                                                              ===============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (737,639,533)
                                                              ---------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      963,455,358
  End of the Period.........................................     (233,084,318)
                                                              ---------------
Net Unrealized Depreciation During the Period...............   (1,196,539,676)
                                                              ---------------
NET REALIZED AND UNREALIZED LOSS............................  $(1,934,179,209)
                                                              ===============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(1,952,295,030)
                                                              ===============

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended February 28, 2001 and the Year Ended August 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                    FEBRUARY 28, 2001    AUGUST 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................  $   (18,115,821)    $  (25,240,723)
Net Realized Loss..................................     (737,639,533)      (121,140,584)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................   (1,196,539,676)       938,147,750
                                                     ---------------     --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................   (1,952,295,030)       791,766,443
                                                     ---------------     --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................      424,339,467      2,224,548,079
Cost of Shares Repurchased.........................     (264,807,401)      (475,324,655)
                                                     ---------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      159,532,066      1,749,223,424
                                                     ---------------     --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............   (1,792,762,964)     2,540,989,867
NET ASSETS:
Beginning of the Period............................    2,782,981,505        241,991,638
                                                     ---------------     --------------
End of the Period (Including accumulated net
  investment loss of $18,142,057 and $26,236,
  respectively)....................................  $   990,218,541     $2,782,981,505
                                                     ===============     ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX                        JULY 26, 1999
                                                 MONTHS          YEAR        (COMMENCEMENT
CLASS A SHARES                                   ENDED          ENDED        OF INVESTMENT
                                              FEBRUARY 28,    AUGUST 31,    OPERATIONS) TO
                                                  2001           2000       AUGUST 31, 1999
                                              ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....   $ 26.81        $ 11.17          $10.00
                                                -------        -------          ------
  Net Investment Loss........................      (.13)          (.16)           (.01)
  Net Realized and Unrealized Gain/Loss......    (17.78)         15.80            1.18
                                                -------        -------          ------
Total from Investment Operations.............    (17.91)         15.64            1.17
                                                -------        -------          ------
NET ASSET VALUE, END OF THE PERIOD...........   $  8.90        $ 26.81          $11.17
                                                =======        =======          ======

Total Return (a).............................   -66.83%*       139.93%          11.70%*
Net Assets at End of the Period (In
  millions)..................................   $ 362.9        $ 928.8          $ 49.7
Ratio of Expenses to Average Net Assets......     1.49%          1.47%           1.45%
Ratio of Net Investment Loss to Average Net
  Assets.....................................    (1.35%)        (1.14%)         (1.03%)
Portfolio Turnover...........................      135%*          167%              7%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX                        JULY 26, 1999
                                                 MONTHS          YEAR        (COMMENCEMENT
CLASS B SHARES                                   ENDED          ENDED        OF INVESTMENT
                                              FEBRUARY 28,    AUGUST 31,    OPERATIONS) TO
                                                  2001           2000       AUGUST 31, 1999
                                              ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....   $ 26.59        $ 11.16          $10.00
                                                -------        -------          ------
  Net Investment Loss........................      (.19)          (.28)           (.02)
  Net Realized and Unrealized Gain/Loss......    (17.60)         15.71            1.18
                                                -------        -------          ------
Total from Investment Operations.............    (17.79)         15.43            1.16
                                                -------        -------          ------
NET ASSET VALUE, END OF THE PERIOD...........   $  8.80        $ 26.59          $11.16
                                                =======        =======          ======

Total Return (a).............................   -66.97%*       138.17%          11.60%*
Net Assets at End of the Period (In
  millions)..................................   $ 488.6        $1,442.2         $164.3
Ratio of Expenses to Average Net Assets......     2.26%          2.23%           2.21%
Ratio of Net Investment Loss to Average Net
  Assets.....................................    (2.12%)        (1.89%)         (1.79%)
Portfolio Turnover...........................      135%*          167%              7%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX                        JULY 26, 1999
                                                 MONTHS          YEAR        (COMMENCEMENT
CLASS C SHARES                                   ENDED          ENDED        OF INVESTMENT
                                              FEBRUARY 28,    AUGUST 31,    OPERATIONS) TO
                                                  2001           2000       AUGUST 31, 1999
                                              ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....   $ 26.59        $ 11.16          $10.00
                                                -------        -------          ------
  Net Investment Loss........................      (.19)          (.27)           (.02)
  Net Realized and Unrealized Gain/Loss......    (17.61)         15.70            1.18
                                                -------        -------          ------
Total from Investment Operations.............    (17.80)         15.43            1.16
                                                -------        -------          ------
NET ASSET VALUE, END OF THE PERIOD...........   $  8.79        $ 26.59          $11.16
                                                =======        =======          ======

Total Return (a).............................   -66.97%*       138.17%          11.60%*
Net Assets at End of the Period (In
  millions)..................................   $ 138.8        $ 412.0          $ 28.0
Ratio of Expenses to Average Net Assets......     2.26%          2.22%           2.21%
Ratio of Net Investment Loss to Average Net
  Assets.....................................    (2.12%)        (1.88%)         (1.79%)
Portfolio Turnover...........................      135%*          167%              7%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Technology Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on July 26, 1999 with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $10,164,534 which will expire between August 31, 2007 and August 31, 2008.

    At February 28, 2001, for federal income tax purposes, cost of long- and short-term investments is $1,252,516,410; the aggregate gross unrealized appreciation is $22,331,877 and the aggregate gross unrealized depreciation is $255,416,195, resulting in net unrealized depreciation on long- and short-term investments of $233,084,318.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended February 28, 2001, the Fund's custody fee was reduced by $23,871 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                      % PER ANNUM
First $500 million..........................................     .90 of 1%
Next $500 million...........................................     .85 of 1%
Over $1 billion or thereafter...............................     .80 of 1%

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

    For the six months ended February 28, 2001, the Fund recognized expenses of approximately $35,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended February 28, 2001, the Fund recognized expenses of approximately $72,300 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2001, the Fund recognized expenses of approximately $2,240,000. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $18,994 are included in "Other Assets" on the Statement of Assets and Liabilities at February 28, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

3. CAPITAL TRANSACTIONS

At February 28, 2001, capital aggregated $792,664,890, $996,374,251, and
$313,011,240 for Classes A, B and C, respectively. For the six months ended February 28, 2001, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   13,193,498    $  227,545,885
  Class B..............................................    7,762,298       141,240,849
  Class C..............................................    3,044,918        55,552,733
                                                         -----------    --------------
Total Sales............................................   24,000,714    $  424,339,467
                                                         ===========    ==============
Repurchases:
  Class A..............................................   (7,086,663)   $ (121,399,413)
  Class B..............................................   (6,469,191)     (100,628,814)
  Class C..............................................   (2,747,278)      (42,779,174)
                                                         -----------    --------------
Total Repurchases......................................  (16,303,132)   $ (264,807,401)
                                                         ===========    ==============

    At August 31, 2000, capital aggregated $686,518,418, $955,762,216, and
$300,237,681 for Classes A, B and C, respectively. For the year ended August 31, 2000, transactions were as follows:

                                                           SHARES           VALUE
Sales:
  Class A..............................................   42,306,325    $  925,557,334
  Class B..............................................   45,612,013       954,197,222
  Class C..............................................   16,045,889       344,793,523
                                                         -----------    --------------
Total Sales............................................  103,964,227    $2,224,548,079
                                                         ===========    ==============
Repurchases:
  Class A..............................................  (12,109,800)   $ (275,662,184)
  Class B..............................................   (6,093,733)     (133,604,658)
  Class C..............................................   (3,060,811)      (66,057,813)
                                                         -----------    --------------
Total Repurchases......................................  (21,264,344)   $ (475,324,655)
                                                         ===========    ==============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the six months ended February 28, 2001 and the year ended August 31, 2000, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                             CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended February 28, 2001, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $404,200 and CDSC on redeemed shares of approximately $1,518,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,390,140,934 and $2,357,433,577, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 28, 2001, are payments retained by Van Kampen of approximately $4,922,200.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TECHNOLOGY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C) 2001 Van Kampen Funds Inc. All rights reserved.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                       TOP FIVE INDUSTRIES       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      15
             NOTES TO FINANCIAL STATEMENTS      21

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      27
     FUND OFFICERS AND IMPORTANT ADDRESSES      28

With change, comes opportunity. Portfolio managers who seize today's opportunities will most likely perform well.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
March 20, 2001

Dear Shareholder,

Remember last year? The economic picture has changed dramatically in just a few months. Now with lower interest rates on the horizon and a possible recession, we are seeing an investment climate that is very different from the one to which we've grown accustomed. With change, however, comes opportunity. Portfolio managers who seize today's investment opportunities will most likely perform well, while those who prefer to recall the good-old days will find the current market environment challenging.

To help you put your fund's recent performance into perspective, this report explains how your fund's portfolio managers invested your money during this challenging time. In the following pages, you will find an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, Van Kampen has managed money long enough to understand market slowdowns are inevitable. But, to help protect yourself against future downturns, consider these time-tested investing principles as you seek to craft a successful investment strategy:

- DIVERSIFY--Owning a well-diversified portfolio that includes a variety of stock funds and fixed-income funds may moderate your investment risk during sudden market drops. Diversification may improve your long-term portfolio performance and let you sleep better at night.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy that takes into account factors such as your age, family status, and goals. Though no portfolio is immune to volatility, your advisor can work with you to ensure that your portfolio appropriately addresses your long-term financial goals.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your money while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY SOARED TO DIZZYING HEIGHTS IN THE FIRST HALF OF 2000 AND BEGAN A SHARP SLOWDOWN LATER IN THE YEAR THAT CONTINUED INTO 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.1 PERCENT ON AN ANNUALIZED BASIS FOR THE FOURTH QUARTER OF 2000--A STARK CONTRAST TO THE SECOND-QUARTER HIGH OF 5.6 PERCENT. THIS ECONOMIC DOWNTURN BROUGHT RECESSION FEARS TO THE FOREFRONT AND EFFECTIVELY QUASHED BUSINESS AND CONSUMER DEMAND, SPENDING ON EXPORTS AND MANUFACTURING ACTIVITY.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS WERE LARGELY HELD IN CHECK AS CORPORATE LAYOFFS, RISING ENERGY COSTS, A WEAKENING STOCK MARKET AND SLOWING ECONOMY COMBINED TO CURB CONSUMER SPENDING. WITH THIS PROVERBIAL TIGHTENING OF THE PURSE STRINGS AND SINKING CONSUMER CONFIDENCE, POLITICIANS, FINANCIAL ANALYSTS AND MAINSTREAM MEDIA WARNED OF A POSSIBLE RECESSION.

DESPITE THIS DRAMATIC TURN OF EVENTS, THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS--REGISTERING 4.2 PERCENT IN FEBRUARY.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.5 PERCENT IN THE 12 MONTHS ENDED FEBRUARY 28. WITH INFLATION IN CHECK AND ECONOMIC GROWTH SLOWING RAPIDLY, ALL EYES WERE ON THE FEDERAL RESERVE AS IT MADE A SURPRISE INTEREST-RATE CUT OF 0.50 PERCENT ON JANUARY 3, 2001, AND ANOTHER HIGHLY ANTICIPATED CUT OF 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING ON JANUARY 31, 2001.

THE FED, WHICH HIKED INTEREST RATES THREE TIMES DURING THE FIRST HALF OF 2000, STATED ITS DRAMATIC POLICY REVERSAL AT THE START OF 2001 WAS IN RESPONSE TO RISING ENERGY COSTS AND ERODING CONSUMER AND BUSINESS CONFIDENCE. INDUSTRY ANALYSTS AND INVESTORS CAUTIOUSLY WELCOMED THE FED'S ACTIONS, BUT MANY PREDICTED ADDITIONAL RATE CUTS FOR THE FIRST HALF OF 2001 AS THE FED TRIES TO WARD OFF A RECESSION AND RETURN GDP TO A HEALTHY AND SUSTAINABLE RATE.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(December 31, 1998--December 31, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2
Dec 00                                                                            1.1

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(February 28, 1999--February 28, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Feb 99                                                                      4.75                               1.7
                                                                            4.75                               1.8
                                                                            4.75                               2.3
May 99                                                                      4.75                               2.1
                                                                             5.0                               2.0
                                                                             5.0                               2.1
Aug 99                                                                      5.25                               2.3
                                                                            5.25                               2.6
                                                                            5.25                               2.6
Nov 99                                                                       5.5                               2.6
                                                                             5.5                               2.7
                                                                             5.5                               2.7
Feb 00                                                                      5.75                               3.2
                                                                             6.0                               3.8
                                                                             6.0                               3.1
May 00                                                                       6.5                               3.2
                                                                             6.5                               3.7
                                                                             6.5                               3.7
Aug 00                                                                       6.5                               3.4
                                                                             6.5                               3.5
                                                                             6.5                               3.4
Nov 00                                                                       6.5                               3.4
                                                                             6.5                               3.4
                                                                             5.5                               3.7
Feb 01                                                                       5.5                               3.5

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of February 28, 2001)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -27.17%    -27.52%    -27.47%
-------------------------------------------------------------------------
Six-month total return(1)               -31.35%    -31.14%    -28.19%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -33.55%    -32.93%    -30.21%
-------------------------------------------------------------------------
Commencement date                      03/28/00   03/28/00   03/28/00
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--February 28, 2001)



1.   TYCO INTERNATIONAL          7.5%
     Manufactures electrical components,
     communication systems, medical
     supplies and fire-detection systems.

2.   GENERAL ELECTRIC            6.3%
     Produces appliances, lighting
     products, aircraft engines and
     plastics.

3.   PFIZER                      5.2%
     Manufactures pharmaceuticals,
     including Viagra and Lipitor, and
     consumer products such as Certs,
     Listerine and Visine.

4.   UNITED TECHNOLOGIES         4.8%
     Manufactures building systems and
     aerospace products, including
     elevators, engines and helicopters.

5.   FREDDIE MAC (FORMERLY
     FEDERAL HOME LOAN
     MORTGAGE)                   3.4%
     Works with lenders to provide
     federally mandated mortgages to
     families in the United States.

6.   MICROSOFT                   3.2%
     Develops and supports a range of
     software products.

7.   CITIGROUP                   3.0%
     Provides financial services to
     consumer and corporate customers
     around the world.

8.   AMERICAN HOME PRODUCTS      2.6%
     Develops a diversified line of
     health-care and agricultural
     products.

9.   CISCO SYSTEMS               2.5%
     Provides solutions that connect
     computing devices and computer
     networks.

10.  BANK OF NEW YORK            2.3%
     Offers a full range of financial
     services to customers worldwide.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments--February 28, 2001)

  [BAR GRAPH]

                                                                           FEBRUARY 28, 2001
                                                                           -----------------
Pharmaceuticals                                                                  15.10
Industrial Conglomerates                                                         13.80
Diversified Financial Services                                                    7.00
Aerospace & Defense                                                               7.00
Systems Software                                                                  6.40

* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED FEBRUARY 28, 2001. THE TEAM IS LED BY PORTFOLIO MANAGERS PHILIP W. FRIEDMAN, WILLIAM S. AUSLANDER AND PETER DANNENBAUM, MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., WHO HAVE MANAGED THE FUND SINCE ITS INCEPTION. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   WHAT MARKET FACTORS
    INFLUENCED THE FUND DURING THE LAST SIX MONTHS?

A   For most investors, it was an
extraordinarily difficult time to be in the market. Warnings of earnings shortfalls from leading new-economy companies such as Lucent and Intel, uncertainty surrounding the U.S. presidential election, and increasing evidence of a slowing economy led to broad market declines. This backdrop was particularly unfavorable for technology investments but benefited stocks in value-oriented areas such as finance, utilities and energy. While all of the major stock indexes lost value during the reporting period, it was the technology-heavy Nasdaq that fell particularly sharply. This index shed more than 2000 points--about 49 percent of its value--in a mere six months.

Q   HOW DID THESE FACTORS AFFECT
    THE FUND'S PERFORMANCE?

A   The fund endured a difficult six
months. Between August 31, 2000, and February 28, 2001, the fund returned -27.17 percent, compared to a return of -18.30 percent for our benchmark, the Standard & Poor's 500 Index. However, according to the fund tracking company Lipper, the average fund in its Multi-Cap Growth Funds category--the category in which the Van Kampen Tax Managed Equity Growth Fund is listed--lost nearly 34 percent of its value during the same reporting period.

    The fund's relatively strong results in health care and capital goods stocks could not offset weak investment performance in the areas of consumer staples, cyclicals, and technology. Also, as growth managers, we typically do not invest in more defensive sectors such as financials, energy, utilities and basic materials, which were stronger performers during the reporting period.

    Performance information for the fund reflects Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would have been lower. Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. The S&P 500 is an unmanaged, broad-based index that measures the performance of 500 U.S. stocks and reflects the general performance of the stock market. It is a statistical composite and its returns do not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   HOW DID YOU MANAGE THE
    FUND FOR TAX EFFICIENCY?

A   We tried to minimize the investor's
tax burden by holding stocks we liked for a longer time. This strategy may help minimize capital gains--especially short-term gains, which are taxed more heavily than long-term gains. During the reporting period, for example, we held our investment in Keebler to avoid taking a capital gain that would have been passed on to the shareholder. We realized Keebler's embedded capital gains would be wiped out once the company is taken over by Kellogg, a process which was in the works as of the end of the reporting period.

    We also tried to minimize the investor's tax burden by avoiding investments in companies that offered high dividends because, for many investors, dividends are taxed more heavily than long-term capital gains.

Q   WHICH STOCKS HAD THE
    BIGGEST NEGATIVE IMPACT ON PERFORMANCE?

A   Although the fund's investments
were diversified, performance was hurt by the dramatic decline of technology stocks. In this market environment, it was not unusual for even fundamentally sound companies to see their valuations cut by half--or more--in an extremely short time. Maxim Integrated Products, a maker of integrated circuits, and two stocks tied to the semiconductor industry--Intel, the world's leading microprocessor manufacturer, and Applied Materials, a company which produces equipment used to make computer chips--all hindered fund performance during the reporting period. Cisco and Juniper Networks, two companies which make routers that move data from point to point along computer networks, also had a negative impact on performance. Despite their recent poor results, we continue to be confident about companies like Cisco and Juniper because their fortunes are closely linked to the Internet's growth.

    Within the consumer discretionary sector, an overweight position in media stocks such as AT&T Corp.-Liberty Media Corp. hurt the fund's performance. Liberty's results were hindered by a weakening economy and investor concerns about slowing advertising revenue in the wake of dot-com failures. Also, many consumer cyclical stocks dragged the fund's return. During the reporting period, stocks of many retail companies suffered in response to slower consumer spending and higher labor costs. For example,

Home Depot, which represented about 0.9 percent of the fund's portfolio as of February 28, 2001, detracted from relative performance.

Q   WHICH STOCKS HELPED THE FUND?

A   The fund's best performer during
the reporting period was United Technologies, a diversified conglomerate we have held in the fund for some time. United Technologies has proved resilient, even in the face of short-term economic woes, and its excellent management team has demonstrated that it understands how to work to create shareholder wealth. Its stock was outstanding, even in the midst of a weakening market, and we continue to be optimistic about the company's future.

    The positive return of Freddie Mac during the reporting period also helped balance our technology disappointments. This government-sponsored business buys residential mortgages from banks and other lenders to generate interest and fee income, and we believe it stands to benefit from interest rates that are expected to remain low. Also, the company continues to have outstanding credit--a very important quality when investors are nervous.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that these stocks will perform as well or will be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q   IN LIGHT OF THE MARKET'S RECENT
    BUMPY RIDE, ARE YOU OPTIMISTIC ABOUT THE FUND'S NEAR- AND LONG-TERM
    POTENTIAL?

A   Despite the pain many investors
have felt, we believe there is a silver lining to the market's clouds. In recent years, many companies saw their stock prices consistently rise, despite having no revenues and having business models that could generously be considered tenuous. This climate, frankly, put pressure on established businesses with solid earnings--the type of growth companies to which we are traditionally attracted. We believe once the current storm clears, we will end up with fewer, stronger, and more able businesses in which we can invest.

    We are approaching the current investment situation both with caution and optimism. While no one can reliably predict what will happen to the stock market next week, month, or quarter, history has shown us that patient stock investors have been rewarded over time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer D shares as well.

DIVIDEND: A distribution of earnings. Dividends may be in the form of cash, stock, or property.

GAIN: The profit earned on the sale of a capital asset. Gains can either be short-term (from assets owned less than 12 months) or long-term (from assets owned more than 12 months). An unrealized gain is the amount by which a security appreciates in value before it is sold.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

NEW ECONOMY: Refers to companies among the electronic and high-tech sectors such as the Internet, telecommunications, biochemicals, and semiconductors.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, to name a few, provides a guide to the overall health of the U.S. stock market.

VALUE INVESTING: A strategy that seeks to identify stocks that are sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON STOCKS  97.7%
AEROSPACE & DEFENSE  6.9%
General Dynamics Corp. .....................................   6,750   $   460,215
United Technologies Corp. ..................................  12,600       981,666
                                                                       -----------
                                                                         1,441,881
                                                                       -----------
ALTERNATIVE CARRIERS  0.3%
Qwest Communications Intl., Inc. (a)........................   1,500        55,455
                                                                       -----------

APPAREL RETAIL  0.7%
Limited, Inc. ..............................................   8,000       141,200
                                                                       -----------
APPLICATION SOFTWARE  0.6%
BEA Systems, Inc. (a).......................................   1,600        61,400
i2 Technologies, Inc. (a)...................................   2,200        59,125
                                                                       -----------
                                                                           120,525
                                                                       -----------
BANKS  2.2%
Bank of New York Co., Inc. .................................   9,050       468,609
                                                                       -----------

BIOTECHNOLOGY  1.5%
Amgen, Inc. (a).............................................   2,200       158,537
Genentech, Inc. (a).........................................   1,000        52,500
Gilead Sciences, Inc. (a)...................................   1,600        59,800
Invitrogen Corp. (a)........................................     500        40,250
                                                                       -----------
                                                                           311,087
                                                                       -----------
BREWERS  1.8%
Anheuser-Busch Cos., Inc. ..................................   8,500       371,450
                                                                       -----------

CABLE TELEVISION  1.3%
Comcast Corp., Class A (a)..................................   6,300       272,869
                                                                       -----------

COMPUTER HARDWARE  3.1%
Compaq Computer Corp. ......................................   6,200       125,240
Hewlett-Packard Co. ........................................   3,000        86,550
International Business Machines Corp. ......................   2,900       289,710
Sun Microsystems, Inc. (a)..................................   7,400       147,075
                                                                       -----------
                                                                           648,575
                                                                       -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
COMPUTER STORAGE & PERIPHERALS  1.1%
EMC Corp. (a)...............................................   5,700   $   226,632
                                                                       -----------

COMPUTERS & ELECTRONIC RETAIL  0.3%
RadioShack Corp. ...........................................   1,400        59,920
                                                                       -----------

CONSUMER DISCRETIONARY  5.3%
AOL Time Warner, Inc. (a)...................................  10,050       442,501
AT&T Corp. -- Liberty Media Corp., Class A (a)..............  26,800       393,960
BJ's Wholesale Club, Inc. (a)...............................     500        22,755
Clear Channel Communications, Inc. (a)......................     400        22,869
Dollar General Corp. .......................................   4,900        91,140
Dollar Tree Stores, Inc. (a)................................   4,800       133,500
                                                                       -----------
                                                                         1,106,725
                                                                       -----------
CONSUMER STAPLES  1.1%
Keebler Foods Co. ..........................................     750        31,470
Quaker Oats Co. ............................................   2,150       209,668
                                                                       -----------
                                                                           241,138
                                                                       -----------
DIVERSIFIED FINANCIAL SERVICES  6.9%
American Express Co. .......................................   2,950       129,446
Citigroup, Inc. ............................................  12,433       611,455
Freddie Mac.................................................  10,650       701,302
                                                                       -----------
                                                                         1,442,203
                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.5%
Broadcom Corp., Class A (a).................................   1,150        56,637
Jabil Circuit, Inc. (a).....................................   2,600        58,448
Sanmina Corp. (a)...........................................   6,000       178,875
TranSwitch Corp. (a)........................................   1,500        30,094
                                                                       -----------
                                                                           324,054
                                                                       -----------
FOOD RETAIL  1.3%
Safeway, Inc. (a)...........................................   5,100       276,981
                                                                       -----------

GENERAL MERCHANDISE STORES  2.0%
Costco Wholesale Corp. (a)..................................   2,000        83,500
Wal-Mart Stores, Inc. ......................................   6,900       345,621
                                                                       -----------
                                                                           429,121
                                                                       -----------
HEALTH CARE  0.3%
CuraGen Corp. (a)...........................................     800        22,250
Tularik, Inc. (a)...........................................   1,550        40,397
                                                                       -----------
                                                                            62,647
                                                                       -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
HEALTH CARE EQUIPMENT  1.6%
Applera Corp. -- Applied Biosystems Group...................   1,400   $    96,740
Medtronic, Inc. ............................................   4,500       230,310
                                                                       -----------
                                                                           327,050
                                                                       -----------
HEALTH CARE FACILITIES  0.7%
HCA-The Healthcare Co. .....................................   3,550       140,580
                                                                       -----------

HOME IMPROVEMENT RETAIL  0.9%
Home Depot, Inc. ...........................................   4,550       193,375
                                                                       -----------

HOTELS  0.2%
Starwood Hotels & Resorts Worldwide, Inc., Class B..........   1,500        52,350
                                                                       -----------

HOUSEHOLD PRODUCTS  0.7%
Procter & Gamble Co. .......................................   1,950       137,475
                                                                       -----------

INDUSTRIAL CONGLOMERATES  13.5%
General Electric Co. .......................................  27,650     1,285,725
Tyco Intl., Ltd. ...........................................  28,350     1,549,327
                                                                       -----------
                                                                         2,835,052
                                                                       -----------
INFORMATION TECHNOLOGY  5.5%
American Tower Corp., Class A (a)...........................  13,750       397,925
Crown Castle International Corp. (a)........................  10,000       251,250
General Motors Corp., Class H (a)...........................  12,450       282,241
Maxim Integrated Products, Inc. (a).........................   1,300        59,962
McDATA Corp. (a)............................................   1,076        19,233
Spectrasite Holdings, Inc. (a)..............................   7,200        98,550
StorageNetworks, Inc. (a)...................................   2,500        36,875
VeriSign, Inc. (a)..........................................     400        19,075
                                                                       -----------
                                                                         1,165,111
                                                                       -----------
INTEGRATED TELECOMMUNICATION SERVICES  3.0%
Verizon Communications, Inc. ...............................   8,700       430,650
WorldCom, Inc. (a)..........................................  12,050       200,331
                                                                       -----------
                                                                           630,981
                                                                       -----------
MOVIES & ENTERTAINMENT  0.2%
Viacom, Inc., Class B (a)...................................   1,000        49,700
                                                                       -----------

MULTI-LINE INSURANCE  1.8%
American International Group, Inc. .........................   4,600       376,280
                                                                       -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
NETWORKING EQUIPMENT  3.0%
Brocade Communications Systems, Inc. (a)....................     900   $    34,931
Cisco Systems, Inc. (a).....................................  22,050       522,309
Juniper Networks, Inc. (a)..................................   1,200        77,475
                                                                       -----------
                                                                           634,715
                                                                       -----------
PHARMACEUTICALS  14.7%
Abbott Laboratories.........................................   2,700       132,273
American Home Products Corp. ...............................   8,750       540,487
Bristol-Myers Squibb Co. ...................................   5,700       361,437
Eli Lilly & Co. ............................................   1,700       135,082
Johnson & Johnson...........................................   1,600       155,728
Merck & Co., Inc. ..........................................   3,250       260,650
Pfizer, Inc. ...............................................  23,925     1,076,625
Pharmacia Corp. ............................................   7,107       367,432
Schering-Plough Corp. ......................................   1,550        62,388
                                                                       -----------
                                                                         3,092,102
                                                                       -----------
SEMICONDUCTOR EQUIPMENT  0.1%
Applied Materials, Inc. (a).................................     300        12,675
                                                                       -----------

SEMICONDUCTORS  2.7%
Analog Devices, Inc. (a)....................................     800        29,840
Intel Corp. ................................................  14,600       417,013
QLogic Corp. (a)............................................   1,200        44,850
Texas Instruments, Inc. ....................................   2,750        81,263
                                                                       -----------
                                                                           572,966
                                                                       -----------
SOFT DRINKS  1.2%
Coca-Cola Co. ..............................................   1,100        58,333
PepsiCo, Inc. ..............................................   4,350       200,448
                                                                       -----------
                                                                           258,781
                                                                       -----------
SPECIALTY STORES  0.5%
Tiffany & Co. ..............................................   3,550       110,441
                                                                       -----------

SYSTEMS SOFTWARE  6.2%
Intuit, Inc. (a)............................................   3,100       127,488
Mercury Interactive Corp. (a)...............................   1,400        88,113
Microsoft Corp. (a).........................................  11,250       663,750
Oracle Corp. (a)............................................  13,400       254,600
VERITAS Software Corp. (a)..................................   2,738       177,799
                                                                       -----------
                                                                         1,311,750
                                                                       -----------
TELECOMMUNICATIONS EQUIPMENT  2.7%
CIENA Corp. (a).............................................   1,800       120,938
Corning, Inc. ..............................................   2,900        78,590

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

February 28, 2001 (Unaudited)

                                                                         MARKET
DESCRIPTION                                                   SHARES      VALUE
TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
JDS Uniphase Corp. (a)......................................   2,950   $    78,913
Nokia Corp. -- ADR (Finland)................................   2,500        55,000
QUALCOMM, Inc. (a)..........................................   1,500        82,219
Scientific-Atlanta, Inc. ...................................   3,300       154,770
                                                                       -----------
                                                                           570,430
                                                                       -----------
TELECOMMUNICATIONS SERVICES  0.2%
TyCom, Ltd. (Bermuda) (a)...................................   1,950        38,513
                                                                       -----------

UTILITIES  0.1%
SBA Communications Corp. (a)................................     600        19,800
                                                                       -----------

TOTAL LONG-TERM INVESTMENTS  97.7%
  (Cost $23,520,554)................................................    20,531,199

REPURCHASE AGREEMENT  3.5%
State Street Bank & Trust Co. ($726,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 02/28/01 to be sold on 03/01/01 at $726,086)
  (Cost $726,000)...................................................       726,000
                                                                       -----------

TOTAL INVESTMENTS  101.2%
  (Cost $24,246,554)................................................    21,257,199
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.2%).......................      (252,437)
                                                                       -----------

NET ASSETS  100.0%..................................................   $21,004,762
                                                                       ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
February 28, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $24,246,554)........................    $21,257,199
Cash........................................................            418
Receivables:
  Investments Sold..........................................         98,662
  Fund Shares Sold..........................................         34,990
  Dividends.................................................         10,699
  Interest..................................................             86
Other.......................................................          6,311
                                                                -----------
    Total Assets............................................     21,408,365
                                                                -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................        228,491
  Fund Shares Repurchased...................................        105,753
  Investment Advisory Fee...................................         13,699
  Distributor and Affiliates................................         11,750
Accrued Expenses............................................         33,291
Trustees' Deferred Compensation and Retirement Plans........         10,619
                                                                -----------
    Total Liabilities.......................................        403,603
                                                                -----------
NET ASSETS..................................................    $21,004,762
                                                                ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................    $26,360,571
Accumulated Net Investment Loss.............................       (114,016)
Accumulated Net Realized Loss...............................     (2,252,438)
Net Unrealized Depreciation.................................     (2,989,355)
                                                                -----------
NET ASSETS..................................................    $21,004,762
                                                                ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share
    (Based on net assets of $7,492,229 and 1,062,352 shares
    of beneficial interest issued and outstanding)..........    $      7.05
    Maximum sales charge (5.75%* of offering price).........            .43
                                                                -----------
    Maximum offering price to public........................    $      7.48
                                                                ===========
  Class B Shares:
    Net asset value and offering price per share
    (Based on net assets of $8,165,925 and 1,156,251 shares
    of beneficial interest issued and outstanding)..........    $      7.06
                                                                ===========
  Class C Shares:
    Net asset value and offering price per share
    (Based on net assets of $5,346,608 and 758,515 shares of
    beneficial interest issued and outstanding).............    $      7.05
                                                                ===========

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended February 28, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $29).........  $    54,658
Interest....................................................       24,843
                                                              -----------
    Total Income............................................       79,501
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................       73,908
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $8,132, $31,106 and $23,144,
  respectively).............................................       62,382
Shareholder Reports.........................................       20,800
Custody.....................................................       20,035
Accounting..................................................       10,343
Shareholder Services........................................        9,148
Trustees' Fees and Related Expenses.........................        5,541
Legal.......................................................        5,350
Other.......................................................       33,288
                                                              -----------
    Total Expenses..........................................      240,795
    Investment Advisory Fee Reduction.......................       55,605
                                                              -----------
    Net Expenses............................................      185,190
                                                              -----------
NET INVESTMENT LOSS.........................................  $  (105,689)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(1,959,643)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      791,121
  End of the Period.........................................   (2,989,355)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,780,476)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(5,740,119)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(5,845,808)
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended February 28, 2001 and the Period March 28, 2000 (Commencement of Investment Operations) through August 31, 2000 (Unaudited)

                                                                      MARCH 28, 2000
                                             SIX MONTHS ENDED        (COMMENCEMENT OF
                                               FEBRUARY 28,      INVESTMENT OPERATIONS) TO
                                                   2001               AUGUST 31, 2000
                                             ---------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.........................   $  (105,689)           $      (29,319)
Net Realized Loss...........................    (1,959,643)                 (292,795)
Net Unrealized Appreciation/Depreciation
  During the Period.........................    (3,780,476)                  791,121
                                               -----------            --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES................................    (5,845,808)                  469,007
                                               -----------            --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................    18,827,207                10,577,092
Cost of Shares Repurchased..................    (4,665,672)                 (357,064)
                                               -----------            --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..............................    14,161,535                10,220,028
                                               -----------            --------------
TOTAL INCREASE IN NET ASSETS................     8,315,727                10,689,035
NET ASSETS:
Beginning of the Period.....................    12,689,035                 2,000,000
                                               -----------            --------------
End of the Period (Including accumulated net
  investment loss of $114,016 and $8,327,
  respectively).............................   $21,004,762            $   12,689,035
                                               ===========            ==============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          MARCH 28, 2000
                                                           SIX MONTHS      (COMMENCEMENT
                                                             ENDED         OF INVESTMENT
CLASS A SHARES                                            FEBRUARY 28,    OPERATIONS) TO
                                                              2001        AUGUST 31, 2000
                                                          -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................   $   9.69          $ 10.00
                                                            --------          -------
  Net Investment Loss....................................       (.03)            (.01)
  Net Realized and Unrealized Loss.......................      (2.61)            (.30)
                                                            --------          -------
Total from Investment Operations.........................      (2.64)            (.31)
                                                            --------          -------
NET ASSET VALUE, END OF THE PERIOD.......................   $   7.05          $  9.69
                                                            ========          =======

Total Return* (a)........................................    -27.17%**         -3.20%**
Net Assets at End of the Period (In millions)............   $    7.5          $   5.0
Ratio of Expenses to Average Net Assets*.................      1.55%            1.55%
Ratio of Net Investment Loss to Average Net Assets*......      -.68%            -.57%
Portfolio Turnover.......................................        30%**            23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets..................      2.15%            4.80%
Ratio of Net Investment Loss to Average Net Assets.......     -1.28%           -3.82%

** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns do include Rule 12b-1 fees of up to .25%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         MARCH 28, 2000
                                                          SIX MONTHS      (COMMENCEMENT
                                                            ENDED         OF INVESTMENT
CLASS B SHARES                                           FEBRUARY 28,    OPERATIONS) TO
                                                             2001        AUGUST 31, 2000
                                                         -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $   9.74          $ 10.00
                                                           --------          -------
  Net Investment Loss..................................        (.03)            (.03)
  Net Realized and Unrealized Loss.....................       (2.65)            (.23)
                                                           --------          -------
Total from Investment Operations.......................       (2.68)            (.26)
                                                           --------          -------
NET ASSET VALUE, END OF THE PERIOD.....................    $   7.06          $  9.74
                                                           ========          =======

Total Return* (a)......................................     -27.52%**         -2.60%**
Net Assets at End of the Period (In millions)..........    $    8.2          $   4.5
Ratio of Expenses to Average Net Assets*...............       2.30%            2.30%
Ratio of Net Investment Loss to Average Net Assets*....      -1.45%           -1.32%
Portfolio Turnover.....................................         30%**            23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets................       2.90%            5.55%
Ratio of Net Investment Loss to Average Net Assets.....      -2.05%           -4.57%

** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                         MARCH 28, 2000
                                                          SIX MONTHS      (COMMENCEMENT
                                                            ENDED         OF INVESTMENT
CLASS C SHARES                                           FEBRUARY 28,    OPERATIONS) TO
                                                             2001        AUGUST 31, 2000
                                                         -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...............    $   9.73          $ 10.00
                                                           --------          -------
  Net Investment Loss..................................        (.04)            (.03)
  Net Realized and Unrealized Loss.....................       (2.64)            (.24)
                                                           --------          -------
Total from Investment Operations.......................       (2.68)            (.27)
                                                           --------          -------
NET ASSET VALUE, END OF THE PERIOD.....................    $   7.05          $  9.73
                                                           ========          =======

Total Return* (a)......................................     -27.47%**         -2.80%**
Net Assets at End of the Period (In millions)..........    $    5.3          $   3.1
Ratio of Expenses to Average Net Assets*...............       2.30%            2.30%
Ratio of Net Investment Loss to Average Net Assets*....      -1.44%           -1.32%
Portfolio Turnover.....................................         30%**            23%**
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets................       2.90%            5.54%
Ratio of Net Investment Loss to Average Net Assets.....      -2.04%           -4.56%

** Non-annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do include Rule 12b-1 fees of 1%.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Managed Equity Growth Fund (the "Fund") is organized as a series of Van Kampen Equity Trust II (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide long-term capital appreciation on an after tax basis. The Fund's Investment Adviser seeks to achieve the investment objective by investing primarily in growth-oriented equity securities while attempting to minimize the impact of federal income taxes on shareholder returns. The Fund commenced investment operations on March 28, 2000 with three classes of common shares, Class A, Class B and Class C Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts are accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $202,748 which will expire on August 31, 2008. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

    At February 28, 2001, for federal income tax purposes the cost of long-and short-term investments is $24,329,398, the aggregate gross unrealized appreciation is $743,957 and the aggregate gross unrealized depreciation is $3,816,156, resulting in net unrealized depreciation on long- and short-term investments of $3,072,199.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions.

    Due to inherent differences in the recognition certain expenses under accounting principles generally accepted in the United States of America and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................     .80 of 1%
Next $500 million...........................................     .75 of 1%
Over $1 billion.............................................     .70 of 1%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Dean Witter Investment Management Inc. (the "Subadviser"), to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the six months ended February 28, 2001, the Adviser voluntarily waived $55,605 of its investment advisory fees. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the six months ended February 28, 2001, the Fund recognized expenses of approximately $100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each Fund. For the six months ended February 28, 2001, the Fund recognized expenses of approximately $5,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of accounting and legal expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended February 28, 2001, the Fund recognized expenses of approximately $8,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $4,831 are included in "Other Assets" on the Statement of Assets and Liabilities at February 28, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

    At February 28, 2001, Van Kampen owned 64,000 shares of Class A, 48,000 shares of Class B, and 48,000 shares of Class C.

3. CAPITAL TRANSACTIONS

At February 28, 2001, capital aggregated $9,561,748, $10,062,398 and $6,736,425 for Classes A, B and C, respectively. For the six months ended February 28, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................    914,434    $ 7,610,476
  Class B..................................................    796,572      6,544,692
  Class C..................................................    557,955      4,672,039
                                                             ---------    -----------
Total Sales................................................  2,268,961    $18,827,207
                                                             =========    ===========
Repurchases:
  Class A..................................................   (373,353)   $(2,895,684)
  Class B..................................................   (101,282)      (795,404)
  Class C..................................................   (122,999)      (974,584)
                                                             ---------    -----------
Total Repurchases..........................................   (597,634)   $(4,665,672)
                                                             =========    ===========

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

    At August 31, 2000, capital aggregated $4,846,956, $4,313,110 and $3,038,970 for Classes A, B and C, respectively. For the period ended August 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................    444,767    $ 4,087,399
  Class B..................................................    402,198      3,731,548
  Class C..................................................    296,965      2,758,145
                                                             ---------    -----------
Total Sales................................................  1,143,930    $10,577,092
                                                             =========    ===========
Repurchases:
  Class A..................................................     (3,496)   $   (32,090)
  Class B..................................................     (1,237)       (11,007)
  Class C..................................................    (33,406)      (313,967)
                                                             ---------    -----------
Total Repurchases..........................................    (38,139)   $  (357,064)
                                                             =========    ===========

    Class B Shares, including Class B Shares received from reinvestment of dividends through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge ("CDSC"). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

NOTES TO
FINANCIAL STATEMENTS

February 28, 2001 (Unaudited)

    For the six months ended February 28, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $23,900 and CDSC on the redeemed shares of approximately $5,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,955,354 and $5,190,301, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to Class A, Class B and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended February 28, 2001, are payments retained by Van Kampen of approximately $42,700.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TAX MANAGED EQUITY GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOSLEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

INVESTMENT SUBADVISOR

MORGAN STANLEY DEAN WITTER
INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas
New York, NY 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

TRANSFER AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

*   "Interested persons" of the Fund, as defined in the 1940 Act, as amended.

(C) 2001 Van Kampen Funds Inc. All rights reserved.